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                                                                    EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-33693 of Williams-Sonoma, Inc. on Form S-8 of our report dated
June 15, 1999 appearing in the Annual Report on Form ll-K of the Williams-Sonoma, Inc. Associate Stock Incentive Plan for the fiscal year ended December 31, 1998.



Deloitte & Touche, LLP
San Francisco, California

June 23, 1999